Inspire Tactical Balanced ETF (formerly “Inspire Tactical Balanced ESG ETF”)
RISN
a series of Northern Lights Fund Trust IV
SUMMARY PROSPECTUS
March 30, 2023

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 30, 2023, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.inspireetf.com/fund-documents/. You can also obtain these documents at no cost by calling 877.658.9473 or by sending an email request to OrderInspireETFs@UltimusFundSolutions.com. Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”).

Investment Objective: The Inspire Tactical Balanced ETF (the “Fund”) seeks to provide capital appreciation with lower volatility than the US large cap stock market over the long term.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.19%
Acquired Fund Fees and Expenses(1)	0.12%
Total Annual Fund Operating Expenses	0.81%
(1)	Acquired Fund Fees and Expenses, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 83	$259	$450	$1,002

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period ended November 30, 2022, the Fund’s portfolio turnover rate was 469% of the average value of its portfolio.

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Principal Investment Strategies: The Fund, an actively managed exchange-traded fund (ETF), uses a proprietary system of technical analysis to tactically allocate assets into US large cap stocks when the strategy identifies an uptrend in the US large cap stock market, and shifts into U.S. Treasury bonds via third-party ETFs, investment grade and high-yield corporate bonds, government agency bonds, and listed gold exchange-traded products and exchange-traded notes such as SPDR Gold Shares (GLD) when the strategy identifies a downtrend in the US large cap stock market. The Fund invests at least 80% of the Fund’s net assets plus any borrowings for investment purposes in stocks or fixed income securities that meet the Fund’s criteria described below.

Additionally, the Fund seeks to invest in the securities of the most inspiring, biblically aligned companies in the world as determined by the Inspire Impact Score® methodology which identifies companies operating as businesses of blessing with above average ratings than their industry peer groups, and avoiding investments in companies involved in activities like abortion, pornography and human trafficking that do not align with biblical values. The Fund obtains data from multiple third-party sources, including proprietary data from the adviser’s research team.

The Inspire Impact Score® methodology removes from the investment universe the securities of any company that has any degree of participation in the following activities or products that do not align with biblical values, which removes them from the eligible investment universe of securities of potential Fund investments. A score of zero is assigned to companies where no information is available about their participation in the following activities or products:

•	Abortifacients - Company produces abortifacient drugs. This category includes all pharmaceuticals used to terminate a pregnancy anytime from the moment of conception onward, including those labeled as “contraceptives” but which may cause a fertilized egg to be destroyed.
•	Abortion Philanthropy - Corporate guided philanthropy to organizations that advocate for or provide abortions (excludes employee matching programs.)
•	Abortion Legislation - Corporate sponsored political, legal or other activism that advocates for or provides abortions.
•	Abortion Procedures - Company offers abortion procedures as a service.
•	Alcohol - Company produces or specifically distributes alcoholic beverages.
•	Cannabis Retail THC- Company produces or distributes retail cannabis products containing THC, which is the psychoactive component of cannabis.
•	Cannabis Cultivation/Processing- Company cultivates or processes cannabis for retail or wholesale distribution.
•	Embryonic Stem Cell Research – Company is engaged directly or indirectly in embryonic stem cell research. This category includes companies which perform research on or produce products using embryonic stem cells, companies which provide embryonic stem cells to other entities and companies which utilize propagated stem cell lines which originally derived from embryonic stem cells.
•	Gambling - Company generates revenue from gambling. This category includes the operation of casinos or other gambling facilities, as well as manufacturing gambling machinery and or other gambling specific equipment.
•	Human Rights – Company has exploitative labor practices, working conditions or partnerships with exploitative supply partners, including unjust governmental entities and regimes.
•	In Vitro Fertilization – Company offers In Vitro Fertilization services or manufacture equipment to aid in such procedures.
•	LGBT Legislation - Corporate sponsored legal, political or other activism that advocates for the promotion and acceptance of the LGBT lifestyle.
•	LGBT Philanthropy - Corporate guided philanthropy to organizations that advocate for the promotion and acceptance of the LGBT lifestyle (excludes employee match programs).
•	LGBT Promotion – Company provides products or services designed specifically for the promotion and acceptance of the LGBT lifestyle, or otherwise uses corporate influence for the promotion and acceptance of the LGBT lifestyle.
•	Pornography - Company produces or distributes pornography. This category includes all media types, such as film, print and online. Also included are companies that produce AO (Adult Only) rated video games which contain pornographic content.
•	State Owned Enterprise – Company is owned and controlled by a Nation State or government that is a known human rights violator, including situations where the State has veto power, or a “golden share” is owned by the State or State controlled agency.
•	Tobacco - Company derives revenue from growing, manufacture or distribution of tobacco products.

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The methodology then assigns a positive score based on the company’s track record of acting in alignment with biblical values across the following categories:

•	Access & Affordability: The category addresses a company’s ability to ensure broad access to its products and services, specifically in the context of underserved markets and/or population groups. It includes the management of issues related to universal needs, such as the accessibility and affordability of health care, financial services, utilities, education, and telecommunications.
•	Air Quality: The category addresses a company’s management of air quality impacts resulting from stationary (e.g., factories, power plants) and mobile sources (e.g., trucks, delivery vehicles, planes). Relevant airborne pollutants include, but are not limited to, oxides of nitrogen, oxides of sulfur, volatile organic compounds, heavy metals, particulate matter, and chlorofluorocarbons. The category does not include the management of greenhouse gas emissions, which are addressed in a separate category.
•	Business Ethics: The category addresses a company’s approach to managing risks and opportunities surrounding the ethical conduct of business, including fraud, corruption, bribery and facilitation payments, fiduciary responsibilities, and other business conduct that may have an ethical component. This includes sensitivity to business norms and standards as they shift over time, jurisdiction, and culture without compromising biblical values. It addresses the company’s ability to provide services that satisfy the highest professional and ethical standards of the industry, which means to avoid conflicts of interest, misrepresentation, bias, and negligence through training employees adequately and implementing policies and procedures to ensure employees provide services free from bias and error.
•	Business Model Resilience: The category addresses a company’s capacity to manage risks and opportunities associated with incorporating social, environmental, and political transitions into its long-term business model planning without compromising biblical values. This includes responsiveness to the transition to a low-carbon and climate-constrained economy, as well as growth and creation of new markets among unserved and underserved socio-economic populations. The category identifies industries in which evolving environmental and social realities may challenge companies to fundamentally adapt or may put their business models at risk.
•	Competitive Behavior: The category covers social issues associated with the existence of monopolies, which may include, but are not limited to, excessive prices, poor quality of service, and inefficiencies. It addresses a company’s management of issues related to bargaining power, collusion, price fixing or manipulation, protection of patents and intellectual property, and other anti-competitive practices.
•	Critical Incident Risk Management: The category addresses the company’s use of management systems and scenario planning to identify, understand, and prevent or minimize the occurrence of accidents and emergencies with significant potential environmental and social consequences. It relates to the culture of safety at a company, its relevant safety management systems and technological controls, the potential human, environmental, and social implications of such events occurring, and the long-term effects to an organization, its workers, and society should these events occur.
•	Customer Privacy: The category addresses management of risks related to the use of personally identifiable information and other customer or user data for secondary purposes including. but not limited to. marketing through affiliates and non-affiliates. The scope of the category includes social issues that may arise from a company’s approach to collecting data, obtaining consent (e.g., opt-in policies), managing user and customer expectations regarding how their data is used, and managing evolving regulation. It excludes social issues arising from cybersecurity risks, which are covered in Data Security.
•	Data Security: The category addresses management of risks related to collection, retention, and use of sensitive, confidential, and/or proprietary customer or user data. It includes social issues that may arise from incidents such as data breaches in which personally identifiable information and other user or customer data may be exposed. It addresses a company’s strategy, policies, and practices related to IT infrastructure, staff training, record keeping, cooperation with law enforcement, and other mechanisms used to ensure security of customer or user data.
•	Ecological Impacts: The category addresses management of the company’s impacts on ecosystems and biodiversity through activities including, but not limited to, land use for exploration, natural resource extraction, and cultivation, as well as project development, construction, and siting. The impacts include, but are not limited to, biodiversity loss, habitat destruction, and deforestation at all stages, planning, land acquisition, permitting, development, operations, and site remediation. The category does not cover impacts of climate change on ecosystems and biodiversity.
•	Employee Engagement, Diversity & Inclusion: The category addresses a company’s ability to ensure that its culture and hiring and promotion practices embrace the building of a diverse and inclusive workforce that reflects the makeup of local talent pools and its customer base in alignment with biblical values. It addresses the issues of discriminatory practices on the basis of race, gender, ethnicity, religion, and other factors.
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•	Employee Health & Safety: The category addresses a company’s ability to create and maintain a safe and healthy workplace environment that is free of injuries, fatalities, and illness (both chronic and acute). It is traditionally accomplished through implementing safety management plans, developing training requirements for employees and contractors, and conducting regular audits of their own practices as well as those of their subcontractors. The category further captures how companies ensure physical and mental health of workforce through technology, training, corporate culture, regulatory compliance, monitoring and testing, and personal protective equipment.
•	Energy Management: The category addresses environmental impacts associated with energy consumption. It addresses the company’s management of energy in manufacturing and/or for provision of products and services derived from utility providers (grid energy) not owned or controlled by the company. More specifically, it includes management of energy efficiency and intensity, energy mix, as well as grid reliance. Upstream (e.g., suppliers) and downstream (e.g., product use) energy use is not included in the scope.
•	GHG Emissions: The category addresses direct greenhouse gas (GHG) emissions that a company generates through its operations. This includes GHG emissions from stationary (e.g., factories, power plants) and mobile sources (e.g., trucks, delivery vehicles, planes), whether a result of combustion of fuel or non-combusted direct releases during activities such as natural resource extraction, power generation, land use, or biogenic processes. The category further includes management of regulatory risks, environmental compliance, and reputational risks and opportunities, as they related to direct GHG emissions. The seven GHGs covered under the Kyoto Protocol within the category are carbon dioxide, methane, nitrous oxide, hydrofluorocarbons, perfluorocarbons, sulfur hexafluoride, and nitrogen trifluoride.
•	Human Rights & Community Relations: The category addresses management of the relationship between businesses and the communities in which they operate, including, but not limited to, management of direct and indirect impacts on core human rights and the treatment of indigenous peoples. More specifically, such management may cover socio-economic community impacts, community engagement, cultivation of local workforces, impact on local businesses, license to operate, and environmental/social impact assessments. The category does not include environmental impacts such as air pollution or waste which, although they may impact the health and safety of members of local communities, are addressed in separate categories.
•	Labor Practices: The category addresses the company’s ability to uphold commonly accepted labor standards in the workplace, including compliance with labor laws and internationally accepted norms and standards. This includes, but is not limited to, ensuring basic human rights related to child labor, forced or bonded labor, exploitative labor, fair wages and overtime pay, and other basic workers’ rights. It also includes minimum wage policies and provision of benefits, which may influence how a workforce is attracted, retained, and motivated. The category further addresses a company’s relationship with organized labor and freedom of association.
•	Management of the Legal & Regulatory Environment: The category addresses a company’s approach to engaging with regulators in cases where conflicting corporate and public interests may have the potential for long-term adverse direct or indirect environmental and social impacts. The category addresses a company’s level of reliance upon regulatory policy or monetary incentives (such as subsidies and taxes), actions to influence industry policy (such as through lobbying), overall reliance on a favorable regulatory environment for business competitiveness, and ability to comply with relevant regulations. It may relate to the alignment of management and investor views of regulatory engagement and compliance at large.
•	Materials Sourcing & Efficiency: The category addresses issues related to the resilience of materials supply chains to environmental and social factors. It captures the impacts of such external factors on operational activity of suppliers, which can further affect availability and pricing of key resources. It addresses a company’s ability to manage these risks through product design, manufacturing, and end-of-life management, such as by using recycled and renewable materials, reducing the use of key materials (dematerialization), maximizing resource efficiency in manufacturing, and making R&D investments in substitute materials. Additionally, companies can manage these issues by screening, selection, monitoring, and engagement with suppliers to ensure their resilience to external risks. It does not address issues associated with environmental and social impacts of individual suppliers’ operational activities, which is covered in Supply Chain Management.
•	Product Design & Lifecycle Management: The category addresses incorporation of sustainability considerations in characteristics of products and services provided or sold by the company. It includes, but is not limited to, managing the lifecycle impacts of products and services, such as those related to packaging, distribution and other environmental and social impacts they may have during their use-phase or at the end of life. The category captures a company’s ability to address customer and societal demand for more sustainable products and services as well as to meet evolving environmental and social regulation. It does not address direct environmental or social impacts of the company’s operations nor does it address health and safety risks to consumers from product use, which are covered in other categories.

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•	Product Quality & Safety: The category addresses issues involving unintended characteristics of products sold or services provided that may create health or safety risks to end-users. It addresses a company’s ability to offer manufactured products and/or services that meet customer expectations with respect to their health and safety characteristics. It includes, but is not limited to, issues involving liability, management of recalls and market withdrawals, product testing, and chemicals/content/ingredient management in products.
•	Selling Practices & Product Labeling: The category addresses social issues that may arise from a failure to manage the transparency, accuracy, and comprehensibility of marketing statements, advertising, and labeling of products and services. It includes, but is not limited to, advertising standards and regulations, ethical and responsible marketing practices, misleading or deceptive labeling, as well as discriminatory or predatory selling and lending practices. This may include deceptive or aggressive selling practices in which incentive structures for employees could encourage the sale of products or services that are not in the best interest of customers or clients.
•	Supply Chain Management: The category addresses management of sustainability risks within a company’s supply chain. It addresses issues associated with environmental and social externalities created by suppliers through their operational activities. Such issues include, but are not limited to, environmental responsibility, human rights, labor practices, and ethics and corruption. Management may involve screening, selection, monitoring, and engagement with suppliers on their environmental and social impacts. The category does not address the impacts of external factors, such as climate change and other environmental and social factors, on suppliers, operations and/or on the availability and pricing of key resources, which is covered in a separate category.
•	Systemic Risk Management: The category addresses the company’s contributions to or management of systemic risks resulting from large-scale weakening or collapse of systems upon which the economy and society depend. This includes financial systems, natural resource systems, and technological systems. It addresses the mechanisms a company has in place to reduce its contributions to systemic risks and to improve safeguards that may mitigate the impacts of systemic failure. For financial institutions, the category also captures the company’s ability to absorb shocks arising from financial and economic stress and meet stricter regulatory requirements related to the complexity and interconnectedness of companies in the industry.
•	Waste & Hazardous Materials Management: The category addresses environmental issues associated with hazardous and non-hazardous waste generated by companies. It addresses a company’s management of solid wastes in manufacturing, agriculture, and other industrial processes. It covers treatment, handling, storage, disposal, and regulatory compliance. The category does not cover emissions to air or wastewater nor does it cover waste from products at the end of their lifecycle, which are addressed in separate categories.
•	Water & Wastewater Management: The category addresses a company’s water consumption, wastewater generation, and other operational impacts on water resources, which may be influenced by regional differences in the availability and quality of and competition for water resources. More specifically, it addresses management strategies including, but not limited to, water efficiency, rate of consumption, and recycling. Lastly, the category also addresses management of wastewater treatment and discharge, including groundwater and aquifer pollution.

The adviser relies exclusively on software that analyzes publicly available data relating to the primary business activities, products and services, philanthropy, legal activities, policies and practices when assigning Inspire Impact Scores® to a company. The adviser invests Fund assets only in securities with an Inspire Impact Score® of zero or higher and the adviser will cause a portfolio security to be sold when the adviser deems appropriate if a portfolio security’s Impact Score® falls below a specified level.

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Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The adviser’s judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis
(i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Biblically Responsible Investment Risk. The Fund invests its assets in securities with an Inspire Impact Score® of zero or higher. As a result of its strategy, the Fund’s exclusion of securities of certain issuers for nonfinancial reasons may cause the Fund to forgo some market opportunities available to funds that do not use these criteria. This could be due to biblically responsible companies falling out of favor with investors or failing to perform as well as companies that do not receive a favorable Inspire Impact Score®.

Early Close/Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the net asset value (“NAV”) of the Fund and the price of its shares (“Shares”) to fluctuate.

•	Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
•	Preferred Stock Risk. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund.

ETF Structure Risk. The Fund and each Underlying Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the ETF only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. Trading in Shares on NYSE Arca (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the Exchange specialists, market makers or other participants that trade the particular security.

o    The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

Exchange-Traded Fund Risk: The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. This may result in a loss. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.

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Gold Risk. The Fund will have exposure to gold and precious metals. Investments in gold and precious metals may be speculative and subject to greater price volatility than investments in other types of assets. The price of metals is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s share price may be more volatile than other types of investments.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large Market Capitalization Companies Risk.  The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Management Risk. The adviser’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Portfolio Turnover Risk. The Fund buys and sells investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Securities Lending Risk. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

U.S. Government Securities Risk. Although U.S. government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s one-year and since inception performance compared with those of a broad measure of market performance. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting inspireetf.com or by calling 877.658.9473.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	2nd Quarter 2021	8.42%
Worst Quarter:	1st Quarter 2022	(10.73)%%

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Performance Table
Average Annual Total Returns
(For periods ended December 31, 2022)

	One Year	Since Inception (7/15/20)
Return before taxes	(17.57)%	3.25%
Return after taxes on distributions	(17.98)%	0.76%
Return after taxes on distributions and sale of Fund shares	(10.39)%	1.59%
S&P Target Risk Moderate Index (TR)*	(14.41)%	(0.44)%
*	The S&P Target Risk Moderate Index is designed to measure the performance of moderate stock-bond allocations to fixed income while seeking to increase opportunities for higher returns through equities. Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Inspire Investing, LLC (the “Adviser”)

Portfolio Managers: Darrell Jayroe, CFA®, Senior Portfolio Manager, Robert Netzly, Chief Executive Officer, Keith Chandler, Portfolio Manager and Jacob Chandler, Portfolio Manager, have each served the Fund as a portfolio manager since it commenced operations in 2020. Tim Schwarzenberger, CFA®, Portfolio Manager, has served the Fund as a portfolio manager since March 2022.

Purchase and Sale of Fund Shares: Individual Shares of the Fund may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at inspireetf.com.

Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.